SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): June 27, 2002

HEARx Ltd.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-16453	22-2748248

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 Northpoint Parkway West Palm Beach, Florida	33407

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 478-8770

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On June 27, 2002, HEARx Ltd. (“HEARx”) issued a press release announcing that the proposals relating to the combination of HEARx with Helix Hearing Care of America Corporation (“Helix”) had been approved by the shareholders of both HEARx and Helix. On June 28, 2002, Helix issued a press release announcing that Helix shareholders had approved the combination with HEARx and that Helix had obtained the final order of the Superior Court of Quebec approving the arrangement. A copy of the Amended and Restated Merger Agreement, dated as of November 6, 2001, by and between HEARx and Helix is attached as Exhibit 2.1 to the registration statement on Form S-4/A filed with the SEC on May 24, 2002, and is incorporated herein by reference. A copy of the HEARx press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Helix press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No	Description of Exhibit

2.1	Amended and Restated Merger Agreement, dated November 6, 2001 between HEARx and Helix Hearing Care of America Corp., incorporated by reference to Exhibit 2.1 of the registration statement on Form S-4/A, filed May 24, 2002.

99.1	Press release dated June 27, 2002.

99.2	Press release dated June 28, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEARx LTD. (Registrant)

Date: July 1, 2002	By:	/s/ Paul A. Brown Name: Paul A. Brown Title: Chairman and CEO

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EXHIBIT INDEX

Exhibit No	Description of Exhibit

2.1	Amended and Restated Merger Agreement, dated November 6, 2001 between HEARx and Helix Hearing Care of America Corp., incorporated by reference to Exhibit 2.1 of the registration statement on Form S-4/A, filed May 24, 2002.

99.1	Press release dated June 27, 2002.

99.2	Press release dated June 28, 2002.

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